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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR l 5(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—September 13, 2001
(Date of Earliest Event Reported)

Cutter & Buck Inc.
(Exact name of registrant as specified in its charter)

Commission File No. 0-26608

Washington (State of Incorporation)	91-1474587 (I.R.S. Employer Identification No.)
2701 First Avenue, Suite 500, Seattle, Washington (Address of principal executive offices)	98121 (Zip Code)

Registrant's telephone number, including area code: (206) 622-4191

Item 5. Other Events.

    See the attached press release issued by the Company announcing earnings for the fourth quarter and fiscal year ended April 20, 2001 and guidance for the the fiscal year 2002, filed herein as Exhibit 99.1.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit No.	Description
99.2	Press Release issued by the Company dated September 13, 2001
99.3	Press Release issued by the Company dated June 21, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.
By:
/s/ MARTIN J. MARKS Name: Martin J. Marks Title: President and Chief Operating Officer

Dated: September 14, 2001

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  Item 5. Other Events.
  Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
SIGNATURES